UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: April 14, 2005
               (Date of earliest event reported: April 14, 2005)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-32199                      95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

  Suite 300-1055 West Hastings Street
       Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                         (Zip Code)


     Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective April 13, 2005 the registrant has sent notice to terminate an agreement entered into with Linear Group LLC. The Linear Group was to provide various investment banking services, investors' communications, and public relation services with industry analysts, existing shareholders, brokers, dealers and other professionals. The agreement had a term of one year and stated it may be canceled by either party for any reason during the first ninety (90) days.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MidNet, Inc.


Date: April 14, 2005                   By: /s/ Tilo Kunz
                                          --------------------------------
                                          Tilo Kunz
                                          President/Chief Executive Officer